Exhibit 10.1

THIRD AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective as of December 14, 2012 (the “Effective Date”), by and among FLOTEK INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (“Holdings”), CESI CHEMICAL, INC., a corporation organized under the laws of Oklahoma (“CESI Chemical”), CESI MANUFACTURING, LLC, a limited liability company formed under the laws of the State of Oklahoma (“CESI Manufacturing”), MATERIAL TRANSLOGISTICS, INC., a corporation organized under the laws of the State of Texas (“MTI”), TELEDRIFT COMPANY, a corporation organized under the laws of the State of Delaware (“Teledrift”), TURBECO, INC., a corporation organized under the laws of the State of Texas (“Turbeco”), USA PETROVALVE, INC., a corporation organized under the laws of the State of Texas (“USA Petrovalve”; and together with Holdings, CESI Chemical, CESI Manufacturing, MTI, Teledrift, and Turbeco, individually, each a “Borrower” and jointly and severally, the “Borrowers”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender (as defined in the hereinafter defined Credit Agreement) and as agent for the Lenders (in such capacity, “Agent”).

PRELIMINARY STATEMENTS

A. Borrowers, Lenders and the Agent are parties to that certain Revolving Credit and Security Agreement dated September 23, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

B. Borrowers have requested that Agent make certain amendments to the Credit Agreement; and

C. Subject to the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and the Lenders are willing to make such amendments to the Credit Agreement, all as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.01 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENT

2.01 Amendments to Section 1.1. Effective as of the Effective Date, the following definitions are added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

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“‘Third Amendment’ shall mean that certain Third Amendment to Revolving Credit and Security Agreement by and among the Borrowers and Agent, dated as of the Third Amendment Effective Date.”

“‘Third Amendment Effective Date’ shall mean December 14, 2012.”

2.02 Amendment to Section 7.21. Effective as of the date hereof, Section 7.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“7.21. Convertible Senior Notes. At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, or premium payable in connection with the repayment or redemption of the Convertible Senior Notes, except (a) regularly scheduled cash payments of interest due and owing to Convertible Senior Lenders under the Convertible Senior Notes or (b) as expressly permitted in writing by Agent; provided, that Borrowers may (i) redeem up to an aggregate original principal amount of $40,000,000.00 of the 2008 Notes (the “Redemption”; the 2008 Notes subject to the Redemption are referred to herein as the “Redeemed Notes”) (ii) prepay any accrued interest due and owing on the Redeemed Notes at the time of the Redemption and (iii) pay up to a 3% premium with respect to the Redeemed Notes in connection with the Redemption so long as (A) after giving effect to the Redemption, Borrowers shall have an Undrawn Availability of at least $5,000,000 (as evidenced by a Borrowing Base Certificate and any supplemental schedules, in form and substance satisfactory to Agent, calculated as of the date of the Redemption) and (B) immediately prior to and after giving effect to the Redemption, no Default or Event of Default shall have occurred and be continuing or would result therefrom.”

2.03 Amendment to Section 13.1. Effective as of the date hereof, Section 13.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“13.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until January 31, 2013; provided that, in the event that the Senior Convertible Notes are refinanced and/or restructured on terms and conditions satisfactory to Agent in its sole discretion, this Agreement shall continue in full force and effect until September 22, 2014 (the “Term”), unless sooner terminated as herein provided.”

ARTICLE III

CONDITIONS PRECEDENT; POST-CLOSING OBLIGATIONS

3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Agent:

(a) The Agent shall have received the following documents or items, each in form and substance satisfactory to the Agent and its legal counsel:

(i) this Amendment duly executed by each Borrower; and

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(ii) the Consent, Ratification and Release, as attached to this Amendment, duly executed by each Guarantor;

(b) The representations and warranties contained herein and in the Credit Agreement and the Other Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof; and

(c) No Default or Event of Default shall have occurred and be continuing.

ARTICLE IV

NO WAIVER

4.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the Agent or any Lender of any covenant or provision of the Credit Agreement (as amended hereby), the Other Documents, this Amendment, or of any other contract or instrument between any Borrower and the Agent or any Lender, and the failure of the Agent or any Lender at any time or times hereafter to require strict performance by any Borrower of any provision thereof shall not waive, affect or diminish any right of the Agent to thereafter demand strict compliance therewith. The Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between any Borrower, Lenders and the Agent.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower and the Agent agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties with respect to Other Documents. Each Borrower hereby represents and warrants to the Agent that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Borrower and will not violate the Articles or Certificate of Incorporation or By-Laws or the Certificate of Formation or Operating Agreement of any Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by the Agent; and (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby.

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ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent to rely upon them.

6.02 Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.03 Expenses of the Agent. Each Borrower jointly and severally agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the costs and fees of the Agent’s legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Other Documents, including, without, limitation, the costs and fees of the Agent’s legal counsel.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, Lenders and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Lenders or the Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER

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DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND THE AGENT.

6.11 Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT AND LENDERS TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS AND THE AGENT. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, THE AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS AND THE AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS AND THE AGENT TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the Effective Date.

BORROWERS:

FLOTEK INDUSTRIES, INC.

By:	/s/ John Chisholm
Name: John Chisholm
Title: President, CEO & Chairman

CESI CHEMICAL, INC.

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO

CESI MANUFACTURING, LLC

By:	/s/ John Chisholm
Name: John Chishold
Title: CEO

MATERIAL TRANSLOGISTICS, INC.

By:	/s/ John Chisholm
Name: John Chisholm
Title: President & CEO

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TELEDRIFT COMPANY

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO & President

TURBECO, INC.,

By:	/s/ John Chisholm
Name: John Chisholm
Title: President & CEO

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AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Anita Inkollu
Name: Anita Inkollu
Title: Vice President

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CONSENT, RATIFICATION AND RELEASE

Each of the undersigned hereby consents to the terms of the Third Amendment to Revolving Credit and Security Agreement dated as of December 14, 2012 by and among by and among Flotek Industries, Inc., CESI Chemical, Inc., CESI Manufacturing, LLC, Material Translogistics, Inc., Teledrift Company, Turbeco, Inc., USA Petrovalve, Inc. and PNC Bank, National Association, as Agent and as a Lender (the “Amendment”), confirms and ratifies the terms of that certain Guaranty dated as of September 23, 2011 executed by each of the undersigned in favor of Agent and the other Lenders. Each of the undersigned acknowledges that its Guaranty is in full force and effect and ratifies the same, acknowledges that such undersigned has no defense, counterclaim, set-off or any other claim to diminish such undersigned’s liability under such documents, that such undersigned’s consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by any such undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the Other Documents. EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THE AMENDMENT AND THIS CONSENT ARE EXECUTED, WHICH EACH SUCH UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT, DOCUMENTATION AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE REVOLVING CREDIT AND SECURITY AGREEMENT, AS AMENDED BY THE AMENDMENT, OR THE OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THE AMENDMENT AND THIS CONSENT.

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GUARANTORS:

FLOTEK PAYMASTER, INC.

By:	/s/ John Chisholm
Name: John Chisholm
Title: President & CEO

PADKO INTERNATIONAL INCORPORATED

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO

PETROVALVE, INC.

By:	/s/ John Chisholm
Name: John Chisholm
Title: President & CEO

FLOTEK INTERNATIONAL, INC.

By:	/s/ John Chisholm
Name: John Chisholm
Title: President & CEO

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